                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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
[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            EAGLE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Revocable Proxy                    EAGLE BANCSHARES, INC.
     TUCKER FEDERAL SAVINGS AND LOAN ASSOCIATION 401(K) SAVINGS AND EMPLOYEE
                              STOCK OWNERSHIP PLAN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS
     The undersigned hereby appoints Richard B. Inman, Jr., Zelma B. Martin and Conrad J. Sechler Jr., who act as Trustees for the Tucker Federal Savings &
Loan Association 401(K) Savings and Employee Stock Ownership Plan (the "Plan"), as proxies to act for and in the name of the undersigned to vote all shares of Common Stock of Eagle Bancshares, Inc. (the "Company") which have been allocated to the account of the undersigned pursuant to the Plan at the 1998 Annual Meeting of Shareholders of the Company, to be held at the Marriott Century Center Hotel, 2000 Century Boulevard, Atlanta, Georgia on Thursday, August 27, 1998, at 10:30 a.m., local time, and at any and all adjournments thereof, as indicated below.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW.
     1) Elect as directors the three nominees listed below to serve for a term of three years or until their successors have been duly elected and qualified:
        [ ] FOR THE THREE NOMINEES listed below            [ ] WITHHOLD AUTHORITY to vote for the three nominees listed below.
                (except as marked to the contrary below).
        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
        BELOW.
        C. Jere Sechler, Jr., Weldon A. Nash, Jr., and William F. Waldrop, Jr.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2 LISTED BELOW.
     2) Approve the Shareholder Proposal to achieve a sale, merger or other acquisition of the Company.
        [ ] FOR                        [ ] AGAINST              [ ] ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3 LISTED BELOW.
     3) Ratify the appointment of Arthur Anderson LLP as independent public accountants for the Company for the fiscal year ending
        March 31, 1999.
        [ ] FOR                        [ ] AGAINST              [ ] ABSTAIN
In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

               PLEASE COMPLETE, DATE SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                          (Continued and to be signed and dated on the reverse side)

                          (Continued from other side)

PROXY-SOLICITED BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH THE PROVISIONS OF THE TUCKER FEDERAL SAVINGS & LOAN ASSOCIATION 401(K) SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

This proxy card will be voted as directed. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1 AND 3 AND "AGAINST" PROPOSAL 2 LISTED ON THE REVERSE SIDE OF THIS PROXY CARD. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. In the event you also own shares otherwise than pursuant to the Plan, you must send a separate proxy relating to such other shares to the Corporate Secretary of the Company in accordance with the instructions set forth in the Proxy Statement.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to the proxies or by executing and delivering to the proxies a duly executed proxy card bearing a later date. Under the terms of the Plan, only the Trustees of the Plan can vote the shares allocated to the account of participants, even if such participants or their beneficiaries attend the Annual Meeting in person.


                                        --------------------------------------
                                        Signature


                                        --------------------------------------
                                        Signature, if shares held jointly


                                        Date:
                                             ---------------------------------

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

Revocable Proxy              EAGLE BANCSHARES, INC.
                                  COMMON STOCK

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Betty Petrides and Zelma B. Martin, and each of them, proxies with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of Eagle Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of the Company, to be held at the Marriott Century Center Hotel, 2000 Century Boulevard, Atlanta, Georgia on Thursday, August 27, 1998, at 10:30 a.m., local time, and at any and all adjournments thereof, as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 LISTED BELOW.

     1) Elect as directors for the three nominees listed below to serve for a term of three years or until their successors have been duly elected and qualified:

        [ ] FOR THE THREE NOMINEES listed below
              (except as marked to the contrary below).

        [ ] WITHHOLD AUTHORITY to vote for the three nominees listed below.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

        C. Jere Sechler, Jr., Weldon A. Nash, Jr. and William F. Waldrop, Jr.

THE BOARD OR DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2 LISTED BELOW.

     2) Approve the Shareholder Proposal to achieve a sale, merger or other acquisition of the Company.

        [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3 LISTED BELOW.

     3) Ratify the appointment of Arthur Anderson LLP as independent public accountants for the Company for the fiscal year ending March 31, 1999.

        [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

      PLEASE COMPLETE, DATE SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

           (Continued and to be signed and dated on the reverse side)


                          (Continued from other side)

PROXY - SOLICITED BY THE BOARD OF DIRECTORS

This proxy card will be voted as directed. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1 AND 3 AND "AGAINST" PROPOSAL 2 LISTED ON THE REVERSE SIDE OF THIS PROXY CARD. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At this present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to it's use by giving written notice to the Corporate Secretary, or by executing
and      delivering to the Corporate Secretary a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person.

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.


                                        --------------------------------------
                                        Signature


                                        --------------------------------------
                                        Signature, if shares held jointly


                                        Date:
                                             ---------------------------------


            DO YOU PLAN TO ATTEND THE ANNUAL MEETING? [ ]YES  [ ]NO